                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 13, 1999


                                EMB CORPORATION
                                ---------------
             (Exact name of registrant as specified in its charter)




           Hawaii                        1-11883                 95-3811580
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)



          3200 Bristol Street, Eighth Floor, Costa Mesa, California 92626
          ---------------------------------------------------------------
                   (Address of principal executive offices)



     Registrant's telephone number, including area code:   (714)  437-0738



                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANT.
         ----------------------------------------------

         On January 13, 1999, the Company's independent accountants, Corbin & Wertz of Irvine, California resigned. At the time of their resignation, Corbin & Wertz had not prepared any reports nor rendered any other services for the Company. At no time during the engagement of Corbin & Wertz as independent accountants for the Company were there any disagreements, whether or not resolved, on any matter of accounting principles or practices, financial statement or disclosure or auditing scope or procedure.

Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.
          ---------------------------------

          a.  Financial Statements.
              --------------------

                    None.

          b.  Exhibits.
              --------

                    None.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:   January 19, 1999                EMB CORPORATION


                                        /s/ JAMES E. SHIPLEY
                                        _____________________________
                                        James E. Shipley, President